UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2022

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value, of URI	URI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on November 11, 2022, United Rentals (North America), Inc. (“URNA”), a Delaware corporation and a wholly owned subsidiary of United Rentals, Inc., a Delaware corporation (“URI”), entered into an Asset Purchase Agreement (the “Agreement”) with Ahern Rentals, Inc., a Nevada corporation, and Xtreme Re-Rental, LLC, a Nevada limited liability company (collectively, the “Sellers”, and each a “Seller”), pursuant to which URNA agreed to purchase from the Sellers substantially all of the assets of the Sellers that is related to their business of renting equipment and sales of new and used equipment in the United States, subject to certain specified exceptions as specified in the Agreement (the “Business”). On December 7, 2022, URNA completed its acquisition of the Business for an aggregate purchase price of $2,000,000,000 (subject to certain post-closing adjustments pursuant to the terms of the Agreement), comprised of all cash. URNA funded the transaction with borrowings under its senior secured asset-based loan facility and newly issued senior secured notes, as described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 30, 2022.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on November 14, 2022 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On December 7, 2022, URI issued a press release announcing the closing of the acquisition of the Business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained under this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of November 11, 2022, by and among United Rentals (North America), Inc., Ahern Rentals, Inc., and Xtreme Re-Rental, LLC (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed on November 14, 2022).
99.1	Press Release of United Rentals, Inc., dated as of December 7, 2022, announcing the closing of United Rentals’ acquisition of Ahern Rentals, Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED RENTALS, INC.

Dated: December 7, 2022	By:	/s/ Joli Gross
		Name:	Joli Gross
		Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Joli Gross
	Name:	Joli Gross
	Title:	Senior Vice President, General Counsel and Corporate Secretary